VIA EDGAR

September 23, 2015

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Touchstone Variable Series Trust
File Nos. 033-76566/811-08416

Ladies and Gentlemen:

On behalf of Touchstone Variable Series Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors that risk/return summary information as supplemented, dated September 1, 2015, to the Prospectus dated April 30, 2015, for the Touchstone Large Cap Core Equity Fund (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated September 1, 2015 (Accession No. 0001104659-15-062979) in XBRL for the Fund.

If you have any questions about this matter please contact Meredyth Whitford at 513-357-6029.

Very truly yours,

TOUCHSTONE VARIABLE SERIES TRUST

/s/ Jill McGruder

Jill McGruder

President